UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2011

NovaMed, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26625	36-4116193
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

333 West Wacker Drive, Suite 1010, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 664-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets

Item 3.03. Material Modification to Rights of Security Holders

Item 5.01. Changes in Control of Registrant

On May 4, 2011, pursuant to the terms of an Agreement and Plan of Merger dated as of January 20, 2011 (the “Merger Agreement”) among NovaMed, Inc., a Delaware corporation (the “Company”), Surgery Center Holdings, Inc., a Delaware corporation (“Parent”), and Wildcat Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Parent completed its acquisition of the Company via the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation in the merger as a privately-held company and becoming a wholly-owned subsidiary of Parent (the “Merger”). The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by the Company’s board of directors and its stockholders. The Company stockholders approved the Merger Agreement at a special meeting of the Company stockholders held on May 4, 2011.

At the effective time and as a result of the Merger, each share of common stock of the Company (including shares of vested restricted stock) issued and outstanding immediately prior to the effective time of the Merger (other than the rollover shares held by the rollover stockholders and other than shares held by the Company or any subsidiary of the Company or Parent or Merger Sub and stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law was cancelled and converted into the right to receive $13.25 in cash, without interest. Each unexercised outstanding common stock option of the Company, whether vested or unvested, was cancelled at the effective time of the Merger and converted into the right to receive, with respect to each share of stock subject to such canceled option, an amount in cash equal to (a) the excess, if any, of the $13.25 per share merger consideration over the exercise price per share of stock subject to such cancelled option, multiplied by (b) the number of shares of stock subject to such option immediately prior to the Effective Time, without interest and less any applicable withholding for taxes. In addition, each unvested restricted share of common stock that was outstanding immediately prior to the effective time of the Merger was cancelled and converted into the right to receive an amount in cash equal to $13.25 multiplied by the maximum number of shares of stock subject to such restricted share immediately prior to the effective time of the Merger.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the Nasdaq Global Select Market (“NASDAQ”). Accordingly, on May 4, 2011, at the Company’s request, NASDAQ filed with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby effecting the delisting of the Company’s common stock from NASDAQ and the deregistration of such common stock under Section 12(b) of the Exchange Act. The Company intends to file a Form 15 to suspend its reporting obligations under Sections 13(a) and 15(d) of the Exchange Act as soon as practicable.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2011, at the effective time of the Merger, each of Thomas S. Hall, R. Judd Jessup, Robert J. Kelly, Scott H. Kirk, M.D., Steven V. Napolitano and C.A. Lance Piccolo, who constituted the board of directors of the Company prior to the Merger (the “Prior Directors”), resigned from their directorships of the Company and from all committees of which they were members.  The resignation of the Prior Directors did not result from any disagreements with the Company regarding any matter related to the Company’s operations, policies or practices.  Immediately following the resignation of the Prior Directors and pursuant to the Merger Agreement, at the effective time of the Merger on May 4, 2011, the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company.  In addition, pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of the Company.

Item 5.03.                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on May 4, 2011, the Certificate of Incorporation of the Company was amended and restated.  Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on May 4, 2011, the bylaws of Merger Sub as in effect at the Effective Time became the bylaws of the Company.  The amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 5.07.                  Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of the Company was held on May 4, 2010 at 10:00 a.m. Central time at 333 West Wacker Drive, Chicago, Illinois 60606, in the Lobby Conference Center (the “Special Meeting”).  As of March 11, 2011, the date of record for determining the Company stockholders entitled to vote on the proposals presented at the Special Meeting, there were 7,952,004 shares of Company common stock issued and outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, the holders of 5,524,205 shares of the Company’s issued and outstanding common stock were represented in person or by proxy, constituting a quorum.  The vote results detailed below represent final results as certified by the inspector of elections.

At the Special Meeting, the stockholders of the Company approved the proposal to adopt the Merger Agreement.  The adoption of the Merger Agreement required the affirmative vote of a majority of the outstanding shares of Company common stock.  The proposals voted on by the Company’s stockholders were as follows:

1.              To adopt the Merger Agreement:

For	Against	Abstain

4,812,911	706,690	4,604

2.              To approve the adjournment of the Special Meeting to solicit additional proxies in support of adoption of the Merger Agreement:

For	Against	Abstain

4,734,736	784,343	5,126

Item 8.01.                  Other Events

On May 4, 2011, the Company issued a press release regarding the results of the vote held at the Special Meeting and the closing of the Merger.

A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.                  Financial Statements and Exhibits.

(d) Exhibits

2.1

Agreement and Plan of Merger, dated as of January 20, 2011, among Surgery Center Holdings, Inc., Wildcat Merger Sub, Inc. and NovaMed, Inc. (incorporated by reference to Exhibit 2.1 to NovaMed’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2011).

3.1	Amended and Restated Certificate of Incorporation of NovaMed, Inc.

3.2	Amended and Restated Bylaws of NovaMed, Inc.

99.1	Press Release issued by NovaMed, Inc. on May 4, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaMed, Inc.

Dated: May 6, 2011	By:	/s/ Scott T. Macomber
Scott T. Macomber
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1

Agreement and Plan of Merger, dated as of January 20, 2011, among Surgery Center Holdings, Inc., Wildcat Merger Sub, Inc. and NovaMed, Inc. (incorporated by reference to Exhibit 2.1 to NovaMed’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2011).

3.1	Amended and Restated Certificate of Incorporation of NovaMed, Inc.

3.2	Amended and Restated Bylaws of NovaMed, Inc.

99.1	Press Release issued by NovaMed, Inc. on May 4, 2011.